UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22591

Apollo Tactical Income Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Semi-Annual Report

June 30, 2019

(unaudited)

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of June 30, 2019 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

With risk markets fading across the board to close out 2018 for a variety of reasons, and the leveraged credit markets impacted materially by expectations for and considerations around the future direction of interest rates, it was difficult to predict what the overall market sentiment would be for the beginning of 2019. While we were readily able to consolidate positions at lower price points and optimize credit exposures for the Funds during the weakness we experienced in December, relentless selling of assets by open-end fund managers driven by record setting outflows of capital moved prices indiscriminately lower without regard to fundamentals or creditworthiness.

Returns across various capital markets over the first half of 2019 have approached historic levels. As market volatility tempered in early January, and it became clear the Federal Reserve would be accommodative should it be necessitated by US economic conditions, capital poured into fixed-rate markets to take advantage of December’s dislocation. While floating-rate mutual funds continued to see outflows in January given the rates backdrop, the pace of such outflows was substantially slower than what we experienced in December, and was overshadowed by incremental demand from new investors looking to buy loans at substantially depressed levels. Returns were commensurate; high yield bonds, as represented by the BofA/Merrill Lynch HY Index, were up +4.59% in January and +7.40% for the first quarter, while leveraged loans, as represented by the S&P/LSTA Index, were up +2.55% in January (the best returns for that month since 2009) and +4.00% for the first quarter (the best quarterly performance for this market in nine years). Interestingly, the buoyant market conditions revitalized primary markets and allowed for new issuance to resume, particularly in high-yield. As one would expect, January’s earliest deals launched just as the market began to heal in earnest, and represented some of the best investment opportunities of the year, which we appropriately captured for the Funds.

While the outsized returns seen early in the year have moderated somewhat, returns remain very strong on a year-to-date basis for both markets, particularly for the US high-yield market. Using the same indices as mentioned above, high-yield bonds and loans were up +10.16% and +5.74% through the end of the second quarter. Perhaps more importantly, we’ve seen robust capital markets activity for most of the year, with borrowers and issuers seeing ready access to capital as funds are newly incentivized to invest. While yields and spreads have returned to more normalized levels, they remain at both an investable and defensible level, particularly in the loan market (as evidenced by the JPMorgan Leveraged Loan Index, spreads rose from a tight of +372 bps in late October 2018 to a wide of +493 bps in early January, and as of July 23, 2019 stand at +436 bps). We remain vigilant on credit and stay wary of potential macro events into the back half of the year and into 2020 that could portend negatively for fundamental performance, the industries that we generally lend to remain strong and financially sound. Broadly speaking, our concerns are primarily microeconomic in nature and focused on exogenous factors such as legislation, technology, or regulation. Due largely to technical reasons, the default rate in the S&P/LSTA Leveraged Loan Index hit 1.34% at the end of June compared to the trailing twenty-year average of 2.92%. Unsurprisingly, defaults continue to be largely related to heritage, old-economy companies while our primary lending opportunity set is broadening in scope.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of June 30, 2019 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	91.2%
High Yield Bonds	7.5%
Equity/Other	1.3%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.15%
Weighted Average Fixed-Rate Coupon	6.92%
Weighted Average Maturity (in years) (floating assets)	4.77
Weighted Average Maturity (in years) (fixed assets)	5.73
Weighted Average Modified Duration (in years) (fixed assets)	3.66
Weighted Average Modified Duration (in years)(h)	4.64
Average Position Size	$2,479,648
Number of Positions	176
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	3,086

Credit Quality(b)

BBB	1.6%
BB	5.8%
B	75.0%
CCC+ or Lower	15.1%
Not Rated	2.5%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	16.0%
Banking, Finance, Insurance & Real Estate	11.8%
Services: Business	10.7%
Telecommunications	8.9%
Media: Broadcasting & Subscription	7.6%
Total	55.0%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	2.9%
Allied Universal Holdco, LLC	2.5%
Transdigm, Inc.	2.2%
Univision Communications, Inc.	2.1%
CSC Holdings, LLC	1.8%
Edelman Financial Center, LLC	1.7%
Vertafore, Inc.	1.7%
DigiCert, Inc.	1.7%
CenturyLink, Inc.	1.6%
Asurion, LLC	1.6%
Total	19.8%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AFT - Market Price	8.15%	(e)	3.80%	(e)(f)	3.80%	(e)(f)
AFT - NAV	7.47%	(e)	5.04%	(e)(f)	5.89%	(e)(f)
S&P/LSTA Leveraged Loan Index(g)	5.74%		3.68%	(f)	4.15%	(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2019. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of June 30, 2019.
(j)	Inception date February 23, 2011.

Semi-Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of June 30, 2019 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	66.6%
High Yield Bonds	23.8%
Structured Products	8.3%
Equity/Other	1.3%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.64%
Weighted Average Fixed-Rate Coupon	6.16%
Weighted Average Maturity (in years) (floating assets)	5.10
Weighted Average Maturity (in years) (fixed assets)	6.84
Weighted Average Modified Duration (in years) (fixed assets)	4.18
Weighted Average Modified Duration (in years)(h)	4.84
Average Position Size	$2,294,025
Number of Positions	167
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	3,018

Credit Quality(b)

BBB	1.6%
BB	13.6%
B	62.3%
CCC+ or Lower	15.7%
Not Rated	6.8%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	12.9%
Services: Business	10.3%
Banking, Finance, Insurance & Real Estate	8.5%
Telecommunications	8.0%
Healthcare & Pharmaceuticals	7.7%
Total	47.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Allied Universal Holdco, LLC	2.8%
Transdigm, Inc.	2.5%
TIAA Churchill Middle Market CLO	2.4%
Intelsat Jackson Holdings S.A.	2.3%
JBS, S.A.	1.9%
Univision Communications, Inc.	1.8%
Bausch Health Companies, Inc.	1.8%
Vertafore, Inc.	1.8%
Envision Healthcare Corp.	1.7%
Churchill Downs, Inc.	1.7%
Total	20.7%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AIF - Market Price	11.77%	(e)	5.15%	(e)(f)	4.17%	(e)(f)
AIF - NAV	8.89%	(e)	6.15%	(e)(f)	7.07%	(e)(f)
S&P/LSTA Leveraged Loan Index(g)	5.74%		3.68%	(f)	3.94%	(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2019. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 8.3% of the portfolio as of June 30, 2019.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of June 30, 2019.
(j)	Inception date February 25, 2013.

6  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans - 141.5%(a)

AEROSPACE & DEFENSE - 4.8%

MRO Holdings, Inc.
First Lien Term Loan B, (LIBOR + 5.00%, 0.00% Floor), 7.48%, 06/04/26(b)(c)	2,685,950	2,682,592
PAE Holding Corp.
First Lien Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.83%, 10/20/22(c)	1,809,393	1,834,272
Second Lien Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.83%, 10/20/23(c)	1,324,023	1,310,783
Transdigm, Inc.
First Lien 2018 New Term Loan E, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 05/30/25(b)(c)	2,987,412	2,923,616
First Lien 2018 New Term Loan F, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 06/09/23(c)	994,962	978,331
First Lien Term Loan G, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 08/22/24(c)	2,979,836	2,922,713

		12,652,307

AUTOMOTIVE - 5.0%

AP Exhaust Acquisition, LLC
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.53%, 05/10/24(c)	5,969,379	5,193,360
Innovative XCessories & Services, LLC
First Lien Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 7.16%, 11/29/22(b)(c)	5,128,802	5,115,980
Wand Newco 3, Inc.
First Lien Term Loan B, (LIBOR + 3.50%, 0.00% Floor), 5.92%, 02/05/26(c)	2,910,828	2,915,834

		13,225,174

BANKING, FINANCE, INSURANCE & REAL ESTATE - 15.6%

AIS Holdco, LLC
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.58%, 08/15/25(c)(d)	2,180,555	2,038,819
Alera Group Intermediate Holdings, Inc.
First Lien Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 6.90%, 08/01/25(c)	1,626,544	1,627,568
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.66%, 05/09/25(c)	4,002,513	3,955,823
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 05/09/25(c)	1,992,456	1,940,373

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Aretec Group, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.00% Floor), 6.65%, 10/01/25(b)(c)	2,218,738	2,168,816
AssuredPartners, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.90%, 10/22/24(b)(c)	1,904,763	1,889,287
Asurion, LLC
First Lien Term Loan B6, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 11/03/23(c)	3,566,597	3,563,726
First Lien Term Loan B7, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 11/03/24(c)	730,037	729,479
Second Lien Term Loan B-2, (LIBOR + 6.50%, 0.00% Floor), 8.90%, 08/04/25(c)	2,136,429	2,170,932
Edelman Financial Center, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.64%, 07/21/25(c)	6,156,332	6,145,343
Second Lien Term Loan, (LIBOR + 6.75%, 0.00% Floor), 9.14%, 07/20/26(c)	911,369	918,204
Forest City Enterprises, L.P.
First Lien Term Loan B, (LIBOR + 4.00%, 0.00% Floor), 6.40%, 12/08/25(c)	1,364,335	1,371,723
Medical Card System, Inc.
First Lien Term Loan, (LIBOR + 6.50%, 1.00% Floor), 7.50%, 09/02/19(c)(d)	4,715,355	4,436,466
Mitchell International, Inc.
First Lien Term Loan, (LIBOR + 3.25%, 0.00% Floor), 5.65%, 11/29/24(c)	2,494,337	2,386,993
NFP Corp.
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 01/08/24(b)(c)	3,969,567	3,866,596
SG Acquisition, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.33%, 03/29/24(c)	1,692,709	1,686,361

		40,896,509

BEVERAGE, FOOD & TOBACCO - 2.4%

JBS, S.A.
First Lien Term Loan B, (LIBOR + 2.50%, 0.00% Floor), 4.90%, 05/01/26(c)	1,429,954	1,429,546
Winebow Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 07/01/21(b)(c)	3,595,412	3,253,848
Second Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.90%, 01/02/22(c)	2,260,897	1,514,801

		6,198,195

See accompanying Notes to Schedule of Investments.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CAPITAL EQUIPMENT - 1.8%

Safe Fleet Holdings, LLC
First Lien Term Loan, (LIBOR + 3.00%, 1.00% Floor), 5.42%, 02/03/25(c)	3,443,844	3,370,663
Second Lien Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.17%, 02/02/26(c)	1,403,846	1,372,259

		4,742,922

CHEMICALS, PLASTICS, & RUBBER - 5.7%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B-2, (LIBOR + 4.00%, 0.00% Floor), 6.58%, 08/12/24(c)(e)	2,089,997	2,080,415
Diamond (BC) B.V.
First Lien Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.58%, 09/06/24(c)	4,647,768	4,099,727
Perstorp Holding AB (Sweden)
First Lien Term Loan, (LIBOR + 4.75%, 0.00% Floor), 7.27%, 02/27/26(b)(c)(e)	2,835,236	2,790,935
Polar US Borrower, LLC
First Lien Term Loan, (LIBOR + 4.75%, 0.00% Floor), 7.34%, 10/15/25(c)	1,988,753	1,966,380
Starfruit US Holdco, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.67%, 10/01/25(c)	4,001,689	3,949,166

		14,886,623

CONSTRUCTION & BUILDING - 6.7%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (LIBOR + 5.25%, 1.00% Floor), 7.65%, 04/05/24(c)	5,436,741	5,309,902
Forterra Finance, LLC
First Lien Term Loan, (LIBOR + 3.00%, 1.00% Floor), 5.40%, 10/25/23(b)(c)	4,306,828	3,986,809
KBR, Inc.
First Lien Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 04/25/25(c)	3,733,244	3,743,753
Pisces Midco, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.35%, 04/12/25(c)	2,992,443	2,916,390
Terra Millennium Corp.
First Lien First Out Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.19%, 10/31/22(c)	1,761,017	1,743,407

		17,700,261

	Principal Amount ($)	Value ($)

CONSUMER GOODS: DURABLE - 2.1%

PT Holdings, LLC
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.33%, 12/09/24(b)(c)	5,063,907	4,907,787
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 10.33%, 12/08/25(c)(d)	625,000	606,250

		5,514,037

CONSUMER GOODS: NON-DURABLE - 2.5%

ABG Intermediate Holdings 2, LLC
First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.90%, 09/27/24(c)	2,930,809	2,868,530
Kronos Acquisition Holdings, Inc. (Canada)
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.40%, 05/15/23(b)(c)(e)	4,000,000	3,782,500

		6,651,030

CONTAINERS, PACKAGING & GLASS - 2.5%

Anchor Glass Container Corp.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.17%, 12/07/23(c)	3,692,330	3,344,623
ProAmpac PG Borrower, LLC
First Lien Term Loan, (LIBOR + 3.50%, 1.00% Floor), 5.99%, 11/20/23(c)	767,264	736,815
Strategic Materials Holding Corp.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.33%, 11/01/24(c)(d)	2,863,807	2,591,745

		6,673,183

ENERGY: OIL & GAS - 0.7%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (LIBOR + 6.50%, 1.00% Floor), 8.91%, 03/30/23(c)	452,027	447,506
Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(d)(l)	4,749	3,562
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	1,429,896	1,022,376
Sheridan Production Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(d)(l)	629	472
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	189,473	135,473

8  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

ENERGY: OIL & GAS (continued)

Sheridan Production Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(d)(l)	384	288
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	115,731	82,748

		1,692,425

ENVIRONMENTAL INDUSTRIES - 2.1%

Belfor Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.40%, 04/06/26(c)	500,000	503,750
GFL Environmental, Inc. (Canada)
First Lien Term Loan B, (LIBOR + 3.00%, 1.00% Floor), 5.40%, 05/30/25(c)(e)	5,122,070	5,047,544

		5,551,294

HEALTHCARE & PHARMACEUTICALS - 8.8%

Auris Luxembourg III S.A R.L. (Luxembourg)
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 02/27/26(c)(e)	1,882,606	1,888,724
BioClinica Holding I, LP
First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.81%, 10/20/23(b)(c)	2,868,654	2,725,222
BW NHHC HoldCo, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.40%, 05/15/25(c)	2,022,970	1,888,948
CT Technologies Intermediate Hldgs, Inc.
First Lien New Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.65%, 12/01/21(c)	4,175,587	3,570,127
Hanger, Inc.
First Lien Term Loan B, (LIBOR + 3.50%, 0.00% Floor), 5.90%, 03/06/25(c)	2,344,152	2,348,055
Inovalon Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.94%, 04/02/25(c)	2,761,002	2,763,597
Lanai Holdings III, Inc.
Second Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 11.08%, 08/28/23(c)(d)	869,565	804,348
Medical Solutions Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 06/14/24(c)	2,940,889	2,939,051

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Pluto Acquisition I, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.38%, 06/18/26(b)(c)(d)	1,149,826	1,141,202
Team Health Holdings, Inc.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.15%, 02/06/24(b)(c)	3,350,343	2,975,523

		23,044,797

HIGH TECH INDUSTRIES - 24.3%

Almonde, Inc.
First Lien Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.90%, 06/13/24(c)	3,989,317	3,894,032
DigiCert, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.40%, 10/31/24(c)	5,602,687	5,590,445
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 10.40%, 10/31/25(c)	1,287,754	1,281,315
Flexera Software, LLC
First Lien Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.91%, 02/26/25(b)(c)	2,902,817	2,898,289
Second Lien Term Loan, (LIBOR + 7.25%, 1.00% Floor), 9.66%, 02/26/26(b)(c)	1,403,111	1,401,799
Help/Systems Holdings, Inc.
First Lien Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.08%, 03/28/25(c)	1,518,391	1,508,901
Imperva, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.41%, 01/12/26(c)	3,922,222	3,908,749
ION Trading Technologies S.A.R.L (Luxembourg)
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.65%, 11/21/24(c)(e)	5,813,183	5,652,274
Ivanti Software, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.67%, 01/20/24(c)	5,930,887	5,924,719
MA FinanceCo., LLC
First Lien Term Loan B3, (LIBOR + 2.50%, 0.00% Floor), 4.90%, 06/21/24(c)	246,641	242,248
Red Ventures, LLC
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 11/08/24(b)(c)	1,971,036	1,969,124
Riverbed Technology, Inc.
First Lien Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.66%, 04/24/22(b)(c)	3,957,243	3,429,070

See accompanying Notes to Schedule of Investments.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Seattle SpinCo, Inc.
First Lien Term Loan B, (LIBOR + 2.50%, 0.00% Floor), 4.90%, 06/21/24(c)	1,665,628	1,635,964
SolarWinds Holdings, Inc.
First Lien Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 02/05/24(c)	3,979,798	3,965,690
SS&C European Holdings, S.A.R.L (Luxembourg)
First Lien Term Loan B4, (LIBOR + 2.25%, 0.00% Floor), 4.65%, 04/16/25(c)(e)	1,221,459	1,218,332
SS&C Technologies, Inc.
First Lien Term Loan B3, (LIBOR + 2.25%, 0.00% Floor), 4.65%, 04/16/25(c)	1,781,096	1,776,536
Syncsort, Inc.
First Lien Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 6.90%, 08/16/24(c)	1,492,481	1,489,683
Second Lien Term Loan, (LIBOR + 9.00%, 1.00% Floor), 11.40%, 08/18/25(c)	2,500,000	2,488,750
Triple Point Group Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.90%, 07/10/20(c)	3,759,676	3,621,809
Vertafore, Inc.
First Lien Term Loan, (LIBOR + 3.25%, 0.00% Floor), 5.65%, 07/02/25(c)	4,533,800	4,370,379
Second Lien Term Loan, (LIBOR + 7.25%, 0.00% Floor), 9.65%, 07/02/26(c)	2,720,000	2,662,200
Wall Street Systems Delaware, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.40%, 11/21/24(c)(d)	2,806,560	2,792,527
First Lien Term Loan B, (LIBOR + 3.00%, 1.00% Floor), 5.65%, 11/21/24(c)	193,440	188,000

		63,910,835

HOTEL, GAMING & LEISURE - 1.1%

Penn National Gaming, Inc.
First Lien Term Loan A, (LIBOR + 2.00%, 0.00% Floor), 4.40%, 10/19/23(c)	2,769,225	2,753,648

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.8%

Acosta, Inc.
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.65%, 09/26/21(c)	630,864	233,814

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

Advantage Sales & Marketing, Inc.
First Lien Incremental Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.58%, 07/23/21(b)(c)	2,838,364	2,597,458
First Lien Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.58%, 07/23/21(b)(c)	2,001,480	1,836,858
F & W Media, Inc.
First Lien Term Loan B-1(8.91% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.91%, 05/24/22(c)(d)(f)(g)(l)	356,032	44,282
First Lien Term Loan B-2(12.41% PIK), (LIBOR + 10.00%, 1.50% Floor), 12.41%, 05/24/22(c)(d)(f)(g)(l)	1,001,489	—

		4,712,412

MEDIA: BROADCASTING & SUBSCRIPTION - 10.4%

CSC Holdings, LLC
First Lien Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.39%, 04/15/27(c)	3,395,833	3,405,171
First Lien Term Loan B, (LIBOR + 2.25%, 0.00% Floor), 4.64%, 01/15/26(c)	1,357,708	1,338,198
Global Eagle Entertainment, Inc.
First Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.35%, 01/06/23(c)	5,824,358	5,571,959
Nexstar Broadcasting, Inc.
First Lien Term Loan, (LIBOR + 2.75%, 0.00% Floor), 2.75%, 06/19/26(b)(c)	3,461,344	3,452,691
Radiate Holdco, LLC
First Lien Incremental Term Loan B, (LIBOR + 3.50%, 0.75% Floor), 5.90%, 02/01/24(c)	998,322	989,432
First Lien Term Loan, (LIBOR + 3.00%, 0.75% Floor), 5.40%, 02/01/24(c)	1,994,898	1,952,387
SESAC Holdco II, LLC
First Lien Term Loan, (LIBOR + 3.00%, 1.00% Floor), 5.40%, 02/23/24(c)	1,228,015	1,205,757
Second Lien Term Loan, (LIBOR + 7.25%, 1.00% Floor), 9.65%, 02/24/25(c)	725,278	718,025
Univision Communications, Inc.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.15%, 03/15/24(c)	7,780,355	7,421,136
Urban One, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.41%, 04/18/23(c)	1,359,862	1,313,545

		27,368,301

10  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

MEDIA: DIVERSIFIED & PRODUCTION - 1.1%

Learfield Communications, LLC
First Lien Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.66%, 12/01/23(c)	2,992,328	2,999,824

RETAIL - 6.6%

Charming Charlie, LLC
First Lien Term Loan A (12.58% PIK), (LIBOR + 5.00%, 1.00% Floor), 12.58%, 04/24/23(c)(d)(f)	845,980	—
First Lien Term Loan B (12.58% PIK), (LIBOR + 1.00%, 1.00% Floor), 12.58%, 04/24/23(c)(d)(f)	1,035,793	—
Vendor Payment Term Loan, 20.00%, 05/15/20(d)(h)	46,489	—
EG America, LLC
First Lien Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.33%, 02/07/25(c)	1,954,104	1,924,382
General Nutrition Centers, Inc.
First Lien FILO Term Loan, (LIBOR + 7.00%, 0.00% Floor), 9.41%, 12/31/22(c)	3,072,350	3,113,643
First Lien Term Loan B2, (LIBOR + 8.75%, 0.75% Floor), 11.20%, 03/04/21(c)	1,000,000	888,440
Neiman Marcus Group, Inc.
First Lien Term Loan, (LIBOR + 6.00%, 1.50% Floor), 8.42%, 10/25/23(c)	3,121,211	2,681,650
Petco Animal Supplies, Inc.
First Lien Second Amendment Term Loan B1, (LIBOR + 3.25%, 1.00% Floor), 5.83%, 01/26/23(c)	4,894,718	3,811,762
PetSmart, Inc.
First Lien Term Loan B-2, (LIBOR + 4.25%, 1.00% Floor), 6.67%, 03/11/22(b)(c)	4,976,481	4,857,518

		17,277,395

SERVICES: BUSINESS - 16.3%

Air Medical Group Holdings, Inc.
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.64%, 04/28/22(b)(c)	4,502,099	4,252,885
Allied Universal Holdco, LLC
First Lien Incremental Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.65%, 07/28/22(c)	3,280,488	3,281,013
First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 07/28/22(c)	4,486,324	4,484,462
First Lien Term Loan B, (LIBOR + 4.25%, 0.00% Floor), 4.25%, 06/27/26(b)(c)	2,464,008	2,457,848

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Carestream Health, Inc.
Second Lien Extended Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.90%, 06/07/21(c)	2,164,520	2,083,351
Electro Rent Corp.
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.58%, 01/31/24(c)	2,233,070	2,245,631
Envision Healthcare Corp.
First Lien Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 10/10/25(b)(c)	6,976,441	6,182,871
Evergreen Skills Lux S.A.R.L. (Luxembourg)
First Lien Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.15%, 04/28/21(c)(e)	3,002,699	2,602,349
Second Lien Term Loan, (LIBOR + 8.25%, 1.00% Floor), 10.65%, 04/28/22(c)(e)	1,000,000	394,165
Refinitiv US Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 10/01/25(c)	5,333,068	5,180,568
SGS Cayman, L.P.
First Lien Term Loan B, (LIBOR + 5.38%, 1.00% Floor), 7.70%, 04/23/21(c)	772,188	766,076
Solera, LLC
First Lien Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 03/03/23(c)	3,061,873	3,043,227
STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.65%, 06/30/22(c)	2,577,911	2,579,522
Sutherland Global Services, Inc.
First Lien Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.70%, 04/23/21(c)	3,317,282	3,291,026

		42,844,994

SERVICES: CONSUMER - 1.9%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 5.95%, 08/25/24(c)	2,463,133	2,462,825
Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.95%, 08/25/25(c)	2,500,000	2,464,063

		4,926,888

See accompanying Notes to Schedule of Investments.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

TELECOMMUNICATIONS - 12.5%

CenturyLink, Inc.
First Lien Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 11/01/22(c)	752,925	752,142
First Lien Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 01/31/25(c)	5,997,955	5,869,689
Flight Bidco, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.90%, 07/23/25(c)	3,650,405	3,618,463
Frontier Communications Corp.
First Lien Term Loan B, (LIBOR + 3.75%, 0.75% Floor), 6.16%, 06/15/24(b)(c)	3,989,822	3,921,676
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien Fixed Term Loan B5, 6.63%, 01/02/24(e)(h)	4,748,810	4,780,461
First Lien Term Loan B3, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 11/27/23(c)(e)	3,666,667	3,634,015
First Lien Term Loan B4, (LIBOR + 4.50%, 1.00% Floor), 6.90%, 01/02/24(c)(e)	3,448,622	3,467,710
TierPoint, LLC
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 05/06/24(c)	2,052,938	1,911,798
U.S. TelePacific Corp.
First Lien Term Loan B, (LIBOR + 5.00%, 1.00% Floor), 7.33%, 05/02/23(c)	2,616,906	2,499,695
Zacapa, LLC
First Lien Term Loan B, (LIBOR + 5.00%, 0.75% Floor), 7.33%, 07/02/25(c)	2,315,833	2,331,280

		32,786,929

TRANSPORTATION: CARGO - 1.8%

Savage Enterprises, LLC
First Lien Term Loan, (LIBOR + 4.50%, 0.00% Floor), 6.92%, 08/01/25(c)	1,730,057	1,735,740
YRC Worldwide, Inc.
First Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 10.90%, 07/26/22(c)	3,110,501	3,074,045

		4,809,785

TRANSPORTATION: CONSUMER - 1.1%

Travel Leaders Group, LLC
First Lien Term Loan B, (LIBOR + 4.00%, 0.00% Floor), 6.38%, 01/25/24(c)	2,992,443	3,002,408

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC - 1.9%

Brookfield WEC Holdings, Inc.
First Lien Initial Term Loan, (LIBOR + 3.50%, 0.75% Floor), 5.90%, 08/01/25(b)(c)	4,488,749	4,488,435
First Lien Term Loan, (LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/01/25(b)(c)	510,027	510,027

		4,998,462

Total Senior Loans (Cost $381,397,551)		371,820,638

Corporate Notes and Bonds - 11.6%

AEROSPACE & DEFENSE - 0.8%

Transdigm, Inc.
6.25%, 03/15/26(h)(i)	2,000,000	2,097,500

AUTOMOTIVE - 0.8%

Tesla, Inc.
5.30%, 08/15/25(h)(i)	2,500,000	2,203,125

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.2%

GTCR AP Finance, Inc.
8.00%, 05/15/27(h)(i)	1,000,000	1,007,500
NFP Corp.
6.88%, 07/15/25(h)(i)	2,000,000	1,986,900

		2,994,400

CONTAINERS, PACKAGING & GLASS - 0.4%

Reynolds Group Holdings, Inc.
6.88%, 02/15/21(h)	1,069,068	1,073,077

ENERGY: OIL & GAS - 1.9%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	4,762,000	4,083,415
10.50%, 05/15/27(h)(i)	1,000,000	961,250

		5,044,665

ENVIRONMENTAL INDUSTRIES - 0.2%

GFL Environmental, Inc. (Canada)
8.50%, 05/01/27(e)(h)(i)	415,000	447,681

HEALTHCARE & PHARMACEUTICALS - 1.2%

Bausch Health Companies, Inc. (Canada)
6.50%, 03/15/22(e)(h)(i)	1,500,000	1,556,250
5.88%, 05/15/23(e)(h)(i)	751,000	762,543
Team Health Holdings, Inc.
6.38%, 02/01/25(h)(i)	1,000,000	770,000

		3,088,793

HIGH TECH INDUSTRIES - 0.6%

Riverbed Technology, Inc.
8.88%, 03/01/23(h)(i)	2,400,000	1,614,000

12  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)

HOTEL, GAMING & LEISURE - 0.8%

Churchill Downs, Inc.
4.75%, 01/15/28(h)(i)	2,157,000	2,178,031

MEDIA: BROADCASTING & SUBSCRIPTION - 1.3%

CSC Holdings, LLC
10.88%, 10/15/25(h)(i)	293,000	336,585
5.38%, 02/01/28(h)(i)	2,000,000	2,082,500
Univision Communications, Inc.
5.13%, 02/15/25(h)(i)	1,077,000	1,029,881

		3,448,966

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(d)(j)(l)	26,469	11,567
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18(d)(h)(i)(k)(l)	639,000	—

		11,567

SERVICES: BUSINESS - 0.3%

Darling Ingredients, Inc.
5.25%, 04/15/27(h)(i)	750,000	785,625

SERVICES: CONSUMER - 0.8%

NVA Holdings, Inc.
6.88%, 04/01/26(h)(i)	2,000,000	2,100,000

TELECOMMUNICATIONS - 1.3%

Orbcomm, Inc.
8.00%, 04/01/24(h)(i)	3,194,000	3,305,790

Total Corporate Notes and Bonds (Cost $31,219,946)		30,393,220

	Share Quantity	Value ($)
Common Stocks - 0.4%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%

Medical Card System, Inc.(d)(l)	991,230	84,710

ENERGY: OIL & GAS - 0.4%

Ascent Resources Marcellus Holdings, Inc.(l)	324,739	852,440
HGIM Corp.(d)(l)	9,820	147,300
Southcross Holdings Borrower, GP LLC(d)(l)	129	—
Southcross Holdings Borrower, L.P. Class A-II(d)	129	69,338

		1,069,078

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

F & W Media, Inc.(d)(g)(l)	9,511	—

RETAIL - 0.0%

Charming Charlie, LLC(d)(l)	8,890,519	—

Total Common Stocks (Cost $2,032,380)		1,153,788

Preferred Stock - 1.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.5%

Watford Holdings, Ltd. (Bermuda)
8.50%(d)(e)(i)	160,000	4,000,000

Total Preferred Stock (Cost $3,920,000)		4,000,000

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(l)	84,077	2,522

Total Warrants (Cost $8,408)		2,522

Total Investments - 155.0%
(Cost of $418,578,285)		407,370,168
Other Assets & Liabilities, Net - (1.5)%		(3,909,070)
Loan Outstanding - (53.5)%(m)(n)		(140,716,311)

Net Assets (Applicable to Common Shares) - 100.0%		262,744,787

See accompanying Notes to Schedule of Investments.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2019. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2019, the 1, 2, 3 and 6 month LIBOR rates were 2.40%, 2.33%, 2.32% and 2.20%, respectively, and the Prime lending rate was 5.50% . Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(g)	The issuer has filed for Chapter 11 bankruptcy protection as of March 10, 2019, as such, income is no longer being accrued.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $33,308,576, or 12.68% of net assets.

(j)	The issuer is in default of its payment obligations as of July 5, 2018, as such, income is no longer being accrued.
(k)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(l)	Non-income producing asset.
(m)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(n)	Principal of $141,000,000 less unamortized deferred financing costs of $283,689.

14  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans - 99.0%(a)

AEROSPACE & DEFENSE - 4.7%

MRO Holdings, Inc.
First Lien Term Loan B, (LIBOR + 5.00%, 0.00% Floor), 7.48%, 06/04/26(b)(c)	2,685,950	2,682,593
PAE Holding Corp.
First Lien Term Loan, (LIBOR + 5.50%, 1.00% Floor), 7.83%, 10/20/22(c)	1,809,393	1,834,272
Second Lien Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.83%, 10/20/23(c)	1,000,000	990,000
Transdigm, Inc.
First Lien 2018 New Term Loan E, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 05/30/25(b)(c)	2,987,412	2,923,616
First Lien 2018 New Term Loan F, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 06/09/23(c)	994,962	978,331
First Lien Term Loan G, (LIBOR + 2.50%, 0.00% Floor), 4.83%, 08/22/24(c)	1,984,887	1,946,836

		11,355,648

AUTOMOTIVE - 3.9%

AP Exhaust Acquisition, LLC
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.53%, 05/10/24(c)	5,969,379	5,193,360
Innovative XCessories & Services, LLC
First Lien Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 7.16%, 11/29/22(b)(c)	4,144,548	4,134,187

		9,327,547

BANKING, FINANCE, INSURANCE & REAL ESTATE - 8.2%

AIS Holdco, LLC
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.58%, 08/15/25(c)(d)	2,180,555	2,038,819
Alera Group Intermediate Holdings, Inc.
First Lien Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 6.90%, 08/01/25(c)	1,620,038	1,621,059
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.66%, 05/09/25(c)	2,429,201	2,400,864
Asurion, LLC
First Lien Term Loan B6, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 11/03/23(c)	964,665	963,889
Second Lien Term Loan B-2, (LIBOR + 6.50%, 0.00% Floor), 8.90%, 08/04/25(c)	1,594,072	1,619,816

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Edelman Financial Center, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.64%, 07/21/25(c)	3,166,344	3,160,692
Forest City Enterprises, L.P.
First Lien Term Loan B, (LIBOR + 4.00%, 0.00% Floor), 6.40%, 12/08/25(c)	1,364,335	1,371,723
Medical Card System, Inc.
First Lien Term Loan, (LIBOR + 6.50%, 1.00% Floor), 7.50%, 09/02/19(c)(d)	4,352,635	4,095,199
NFP Corp.
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 5.40%, 01/08/24(b)(c)	997,442	971,569
SG Acquisition, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.33%, 03/29/24(c)	1,692,709	1,686,361
SquareTwo Financial Corp.
Term Loan, (LIBOR + 10.00%, 1.00% Floor), 11.00%, 12/24/19(c)(d)(l)(o)	959,448	3,603

		19,933,594

BEVERAGE, FOOD & TOBACCO - 2.0%

Winebow Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 07/01/21(b)(c)	3,351,516	3,033,122
Second Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 9.90%, 01/02/22(c)	2,505,795	1,678,883

		4,712,005

CAPITAL EQUIPMENT - 1.6%

Safe Fleet Holdings, LLC
First Lien Term Loan, (LIBOR + 3.00%, 1.00% Floor), 5.42%, 02/03/25(c)	2,446,370	2,394,384
Second Lien Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.17%, 02/02/26(c)	1,403,846	1,372,260

		3,766,644

CHEMICALS, PLASTICS, & RUBBER - 3.9%

Diamond (BC) B.V.
First Lien Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.58%, 09/06/24(c)	3,718,215	3,279,781
Perstorp Holding AB (Sweden)
First Lien Term Loan, (LIBOR + 4.75%, 0.00% Floor), 7.27%, 02/27/26(b)(c)(e)	2,336,486	2,299,978

See accompanying Notes to Schedule of Investments.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CHEMICALS, PLASTICS, & RUBBER (continued)

Starfruit US Holdco, LLC
First Lien Term Loan B, (LIBOR + 3.25%, 0.00% Floor), 5.67%, 10/01/25(c)	4,001,689	3,949,167

		9,528,926

CONSTRUCTION & BUILDING - 3.8%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (LIBOR + 5.25%, 1.00% Floor), 7.65%, 04/05/24(c)	2,965,062	2,895,887
Forterra Finance, LLC
First Lien Term Loan, (LIBOR + 3.00%, 1.00% Floor), 5.40%, 10/25/23(b)(c)	2,871,219	2,657,873
KBR, Inc.
First Lien Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 04/25/25(c)	1,914,358	1,919,747
Terra Millennium Corp.
First Lien First Out Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.19%, 10/31/22(c)	1,761,017	1,743,406

		9,216,913

CONSUMER GOODS: DURABLE - 1.5%

PT Holdings, LLC
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.33%, 12/09/24(b)(c)	3,219,932	3,120,661
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 10.33%, 12/08/25(c)(d)	625,000	606,250

		3,726,911

CONSUMER GOODS: NON-DURABLE - 1.5%

Kronos Acquisition Holdings, Inc. (Canada)
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.40%, 05/15/23(b)(c)(e)	3,906,000	3,693,611

CONTAINERS, PACKAGING & GLASS - 2.5%

Anchor Glass Container Corp.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.17%, 12/07/23(b)(c)	3,692,329	3,344,623
Strategic Materials Holding Corp.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.33%, 11/01/24(c)(d)	2,863,807	2,591,745

		5,936,368

	Principal Amount ($)	Value ($)

ENERGY: OIL & GAS - 0.2%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (LIBOR + 6.50%, 1.00% Floor), 8.91%, 03/30/23(c)	230,586	228,280
Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(d)(l)	4,749	3,562
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	388,418	277,719
Sheridan Production Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(d)(l)	629	472
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	51,469	36,800
Sheridan Production Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(d)(l)	384	288
First Lien Tranche B-2, (LIBOR + 3.50%, 0.75% Floor), 5.98%, 10/01/19(c)	31,437	22,478

		569,599

ENVIRONMENTAL INDUSTRIES - 0.2%

Belfor Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.40%, 04/06/26(c)	500,000	503,750

HEALTHCARE & PHARMACEUTICALS - 7.0%

BioClinica Holding I, LP
First Lien Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.81%, 10/20/23(c)	2,184,220	2,075,009
BW NHHC HoldCo, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.40%, 05/15/25(c)	2,022,970	1,888,948
CT Technologies Intermediate Hldgs, Inc.
First Lien New Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.65%, 12/01/21(c)	4,175,587	3,570,127
Hanger, Inc.
First Lien Term Loan B, (LIBOR + 3.50%, 0.00% Floor), 5.90%, 03/06/25(c)	2,344,152	2,348,055
Lanai Holdings III, Inc.
Second Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 11.08%, 08/28/23(c)(d)	869,565	804,348
Medical Solutions Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 06/14/24(c)	2,226,452	2,225,061

16  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Pluto Acquisition I, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.38%, 06/18/26(b)(c)(d)	1,149,826	1,141,202
Team Health Holdings, Inc.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.15%, 02/06/24(b)(c)	3,354,822	2,979,501

		17,032,251

HIGH TECH INDUSTRIES - 17.4%

Almonde, Inc.
First Lien Term Loan B, (LIBOR + 3.50%, 1.00% Floor), 5.90%, 06/13/24(c)	1,994,658	1,947,016
DigiCert, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.40%, 10/31/24(c)	5,742,030	5,729,484
Imperva, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.41%, 01/12/26(c)	2,922,222	2,912,184
ION Trading Technologies S.A.R.L (Luxembourg)
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.65%, 11/21/24(c)(e)	5,813,183	5,652,274
Ivanti Software, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.67%, 01/20/24(c)	5,933,274	5,927,103
Riverbed Technology, Inc.
First Lien Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.66%, 04/24/22(b)(c)	3,688,941	3,196,578
Syncsort, Inc.
First Lien Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 6.90%, 08/16/24(c)	1,492,481	1,489,683
Second Lien Term Loan, (LIBOR + 9.00%, 1.00% Floor), 11.40%, 08/18/25(c)	2,500,000	2,488,750
Triple Point Group Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.90%, 07/10/20(c)	3,759,676	3,621,809
Vertafore, Inc.
First Lien Term Loan, (LIBOR + 3.25%, 0.00% Floor), 5.65%, 07/02/25(c)	4,534,046	4,370,616
Second Lien Term Loan, (LIBOR + 7.25%, 0.00% Floor), 9.65%, 07/02/26(c)	2,000,000	1,957,500

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Wall Street Systems Delaware, Inc.
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.40%, 11/21/24(c)(d)	2,806,560	2,792,527
First Lien Term Loan B, (LIBOR + 3.00%, 1.00% Floor), 5.65%, 11/21/24(c)	193,440	188,000

		42,273,524

HOTEL, GAMING & LEISURE - 0.9%

Penn National Gaming, Inc.
First Lien Term Loan A, (LIBOR + 2.00%, 0.00% Floor), 4.40%, 10/19/23(c)	2,290,929	2,278,042

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.9%

Acosta, Inc.
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.65%, 09/26/21(c)	630,864	233,814
Advantage Sales & Marketing, Inc.
First Lien Incremental Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.58%, 07/23/21(b)(c)	2,653,803	2,428,562
First Lien Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.58%, 07/23/21(b)(c)	2,144,020	1,967,675
F & W Media, Inc.
First Lien Term Loan B-1, (8.91% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.91%, 05/24/22(c)(d)(f)(g)(l)	356,032	44,282
First Lien Term Loan B-2, (12.41% PIK), (LIBOR + 10.00%, 1.50% Floor), 12.41%, 05/24/22(c)(d)(f)(g)(l)	1,001,489	—

		4,674,333

MEDIA: BROADCASTING & SUBSCRIPTION - 4.3%

Global Eagle Entertainment, Inc.
First Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.35%, 01/06/23(c)	5,096,455	4,875,600
Radiate Holdco, LLC
First Lien Term Loan, (LIBOR + 3.00%, 0.75% Floor), 5.40%, 02/01/24(b)(c)	997,449	976,194
Univision Communications, Inc.
First Lien Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.15%, 03/15/24(c)	3,447,020	3,287,871
Urban One, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.41%, 04/18/23(c)	1,338,479	1,292,890

		10,432,555

See accompanying Notes to Schedule of Investments.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

RETAIL - 7.1%

Charming Charlie, LLC
First Lien Term Loan A, (12.58% PIK), (LIBOR + 5.00%, 1.00% Floor), 12.58%, 04/24/23(c)(d)(f)	254,939	—
First Lien Term Loan B, (12.58% PIK), (LIBOR + 1.00%, 1.00% Floor), 12.58%, 04/24/23(c)(d)(f)	312,140	—
Vendor Payment Term Loan, 20.00%, 05/15/20(d)(h)	14,010	—
EG America, LLC
First Lien Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.33%, 02/07/25(c)	1,954,104	1,924,382
General Nutrition Centers, Inc.
First Lien FILO Term Loan, (LIBOR + 7.00%, 0.00% Floor), 9.41%, 12/31/22(c)	3,072,350	3,113,643
First Lien Term Loan B2, (LIBOR + 8.75%, 0.75% Floor), 11.20%, 03/04/21(c)	1,000,000	888,440
Neiman Marcus Group, Inc.
First Lien Term Loan, (LIBOR + 6.00%, 1.50% Floor), 8.42%, 10/25/23(c)	3,051,468	2,621,730
Petco Animal Supplies, Inc.
First Lien Second Amendment Term Loan B1, (LIBOR + 3.25%, 1.00% Floor), 5.83%, 01/26/23(c)	4,850,271	3,777,148
PetSmart, Inc.
First Lien Term Loan B-2, (LIBOR + 4.25%, 1.00% Floor), 6.67%, 03/11/22(b)(c)	4,870,104	4,753,684

		17,079,027

SERVICES: BUSINESS - 13.6%

Air Medical Group Holdings, Inc.
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 5.64%, 04/28/22(b)(c)	3,174,080	2,998,379
Allied Universal Holdco, LLC
First Lien Incremental Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.65%, 07/28/22(c)	3,280,488	3,281,012
First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.15%, 07/28/22(c)	4,486,324	4,484,462
First Lien Term Loan B, (LIBOR + 4.25%, 0.00% Floor), 4.25%, 06/27/26(c)	2,464,008	2,457,848
Carestream Health, Inc.
Second Lien Extended Term Loan, (LIBOR + 9.50%, 1.00% Floor), 11.90%, 06/07/21(c)	1,010,000	972,125

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Electro Rent Corp.
First Lien Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.58%, 01/31/24(c)	2,233,070	2,245,631
Envision Healthcare Corp.
First Lien Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 10/10/25(b)(c)	6,976,410	6,182,844
Evergreen Skills Lux S.A.R.L. (Luxembourg)
First Lien Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.15%, 04/28/21(c)(e)	3,002,699	2,602,349
Second Lien Term Loan, (LIBOR + 8.25%, 1.00% Floor), 10.65%, 04/28/22(c)(e)	1,000,000	394,165
Refinitiv US Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.15%, 10/01/25(c)	4,373,131	4,248,082
SGS Cayman, L.P.
First Lien Term Loan B, (LIBOR + 5.38%, 1.00% Floor), 7.70%, 04/23/21(c)	106,999	106,152
STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.65%, 06/30/22(c)	2,577,911	2,579,522
Sutherland Global Services, Inc.
First Lien Term Loan, (LIBOR + 5.38%, 1.00% Floor), 7.70%, 04/23/21(c)	459,661	456,023

		33,008,594

SERVICES: CONSUMER - 1.0%

USS Ultimate Holdings, Inc.
Second Lien Term Loan, (LIBOR + 7.75%, 1.00% Floor), 9.95%, 08/25/25(c)	2,500,000	2,464,063

TELECOMMUNICATIONS - 10.5%

CenturyLink, Inc.
First Lien Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 11/01/22(c)	752,925	752,142
First Lien Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.15%, 01/31/25(c)	5,020,417	4,913,056
Flight Bidco, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.90%, 07/23/25(c)	3,650,405	3,618,463
Frontier Communications Corp.
First Lien Term Loan B, (LIBOR + 3.75%, 0.75% Floor), 6.16%, 06/15/24(b)(c)	3,341,476	3,284,403

18  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien Fixed Term Loan B5, 6.63%, 01/02/24(e)(h)	4,820,586	4,852,715
First Lien Term Loan B4, (LIBOR + 4.50%, 1.00% Floor), 6.90%, 01/02/24(c)(e)	3,406,019	3,424,871
U.S. TelePacific Corp.
First Lien Term Loan B, (LIBOR + 5.00%, 1.00% Floor), 7.33%, 05/02/23(c)	2,616,906	2,499,695
Zacapa, LLC
First Lien Term Loan B, (LIBOR + 5.00%, 0.75% Floor), 7.33%, 07/02/25(c)	2,205,897	2,220,610

		25,565,955

TRANSPORTATION: CARGO - 1.3%

YRC Worldwide, Inc.
First Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 10.90%, 07/26/22(c)	3,110,501	3,074,045

Total Senior Loans (Cost $248,681,354)		240,153,905

Corporate Notes and Bonds - 35.3%

AEROSPACE & DEFENSE - 1.8%

BBA U.S. Holdings, Inc.
5.38%, 05/01/26(h)(i)	1,240,000	1,298,900
Transdigm, Inc.
6.25%, 03/15/26(h)(i)	3,000,000	3,146,250

		4,445,150

AUTOMOTIVE - 1.3%

Allison Transmission, Inc.
5.88%, 06/01/29(h)(i)	1,000,000	1,055,000
Tesla, Inc.
5.30%, 08/15/25(h)(i)	2,500,000	2,203,125

		3,258,125

BANKING, FINANCE, INSURANCE & REAL ESTATE - 2.7%

Greystar Real Estate Partners, LLC
5.75%, 12/01/25(h)(i)	1,500,000	1,533,750
GTCR AP Finance, Inc.
8.00%, 05/15/27(h)(i)	2,000,000	2,015,000
NFP Corp.
6.88%, 07/15/25(h)(i)	3,000,000	2,980,350

		6,529,100

BEVERAGE, FOOD & TOBACCO - 2.8%

JBS, S.A.
5.88%, 07/15/24(h)(i)	1,380,000	1,423,125
6.75%, 02/15/28(h)(i)	1,000,000	1,090,000
6.50%, 04/15/29(h)(i)	3,847,000	4,188,421

		6,701,546

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 0.4%

Stevens Holding Company, Inc.
6.13%, 10/01/26(h)(i)	1,000,000	1,057,500

CONTAINERS, PACKAGING & GLASS - 2.2%

Greif, Inc.
6.50%, 03/01/27(h)(i)	4,000,000	4,140,000
Reynolds Group Holdings, Inc.
6.88%, 02/15/21(h)	1,069,414	1,073,425

		5,213,425

ENERGY: OIL & GAS - 2.1%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	4,762,000	4,083,415
10.50%, 05/15/27(h)(i)	1,000,000	961,250

		5,044,665

ENVIRONMENTAL INDUSTRIES - 0.6%

GFL Environmental, Inc. (Canada)
8.50%, 05/01/27(e)(h)(i)	1,245,000	1,343,044

HEALTHCARE & PHARMACEUTICALS - 4.4%

Bausch Health Companies, Inc. (Canada)
6.50%, 03/15/22(e)(h)(i)	500,000	518,750
5.88%, 05/15/23(e)(h)(i)	1,712,000	1,738,313
5.50%, 11/01/25(e)(h)(i)	1,975,000	2,066,344
7.00%, 01/15/28(e)(h)(i)	2,000,000	2,077,500
Centene Corp.
5.38%, 06/01/26(h)(i)	1,000,000	1,053,750
IQVIA, Inc.
5.00%, 05/15/27(h)(i)	1,500,000	1,552,500
Team Health Holdings, Inc.
6.38%, 02/01/25(h)(i)	2,000,000	1,540,000

		10,547,157

HIGH TECH INDUSTRIES - 1.8%

Riverbed Technology, Inc.
8.88%, 03/01/23(h)(i)	1,920,000	1,291,200
SS&C Technologies, Inc.
5.50%, 09/30/27(h)(i)	3,000,000	3,118,125

		4,409,325

HOTEL, GAMING & LEISURE - 6.3%

Cedar Fair, L.P.
5.25%, 07/15/29(h)(i)	4,000,000	4,090,000
Churchill Downs, Inc.
5.50%, 04/01/27(h)(i)	2,000,000	2,098,750
4.75%, 01/15/28(h)(i)	3,983,000	4,021,834
Hilton Worldwide Holdings, Inc.
4.88%, 01/15/30(h)(i)	3,006,000	3,108,706
MGM Resorts International
5.75%, 02/01/27(h)(i)	1,000,000	1,078,750
4.50%, 01/15/28(h)	1,000,000	997,500

		15,395,540

See accompanying Notes to Schedule of Investments.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.3%

Outfront Media Capital, LLC
5.00%, 08/15/27(h)(i)	3,000,000	3,078,600

MEDIA: BROADCASTING & SUBSCRIPTION - 2.5%

CSC Holdings, LLC
10.88%, 10/15/25(h)(i)	477,000	547,956
Gray Escrow, Inc.
7.00%, 05/15/27(h)(i)	2,000,000	2,175,000
Univision Communications, Inc.
5.13%, 02/15/25(h)(i)	3,557,000	3,401,381

		6,124,337

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(d)(j)(l)	121,662	53,167
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18(d)(h)(i)(k)(l)	2,937,000	—

		53,167

RETAIL - 1.6%

EG Global Finance PLC (United Kingdom)
6.75%, 02/07/25(e)(h)(i)	4,000,000	3,978,800

SERVICES: BUSINESS - 1.7%

Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(h)(i)	1,000,000	1,020,000
Darling Ingredients, Inc.
5.25%, 04/15/27(h)(i)	3,000,000	3,142,500

		4,162,500

SERVICES: CONSUMER - 0.4%

NVA Holdings, Inc.
6.88%, 04/01/26(h)(i)	1,000,000	1,050,000

TELECOMMUNICATIONS - 1.4%

Orbcomm, Inc.
8.00%, 04/01/24(h)(i)	3,194,000	3,305,790

Total Corporate Notes and Bonds (Cost $84,624,276)		85,697,771

	Principal Amount ($)	Value ($)
Structured Products - 12.4%(p)

Anchorage Capital CLO, Ltd. (Cayman Islands)
Series 2015-6A, Class ER, 8.95%, 07/15/30(e)(i)(q)	4,400,000	4,311,406
Babson CLO, Ltd. (Cayman Islands)
Series 2014-IA, Class E, 8.24%, 07/20/25(e)(i)(q)	1,110,000	1,030,264
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
Series 2018-11A, Class E, 9.75%, 04/15/31(e)(i)(q)	4,000,000	3,735,124
JFIN CLO, Ltd. (Cayman Islands)
Series 2015-1A, Class E, 7.41%, 03/15/26(e)(i)(q)	4,500,000	4,191,589
OZLM, Ltd. (Cayman Islands)
Series 2014-8A, Class DRR, 8.67%, 10/17/29(e)(i)(q)	2,500,000	2,398,685
Shackleton CLO, Ltd. (Cayman Islands)
Series 2015-8A, Class F, 9.44%, 10/20/27(e)(i)(q)	3,300,000	3,039,277
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
Series 2016-1A, Class ER, 10.56%, 10/20/30(e)(i)(q)	5,000,000	4,913,385
Series 2017-1A, Class E, 9.88%, 01/24/30(e)(i)(q)	4,000,000	3,805,568
Zais CLO, Ltd. (Cayman Islands)
Series 2016-2A, Class D, 9.60%, 10/15/28(e)(i)(q)	1,000,000	985,373
Series 2017-2A, Class E, 9.75%, 04/15/30(e)(i)(q)	1,750,000	1,689,788

Total Structured Products (Cost $30,396,138)		30,100,459

20  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

	Share Quantity	Value ($)
Common Stocks - 0.3%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.1%

Medical Card System, Inc.(d)(l)	914,981	78,194

ENERGY: OIL & GAS - 0.2%

Ascent Resources Marcellus Holdings, Inc.(l)	165,654	434,842
HGIM Corp.(d)(l)	1,463	21,945
Southcross Holdings Borrower, GP LLC(d)(l)	129	—
Southcross Holdings Borrower, L.P., Class A-II(d)	129	69,337

		526,124

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

F & W Media, Inc.(d)(g)(l)	9,511	—

RETAIL - 0.0%

Charming Charlie, LLC(d)(l)	2,679,190	—

Total Common Stocks (Cost $729,082)		604,318

Preferred Stock - 1.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.6%

Watford Holdings, Ltd. (Bermuda) 8.50%(d)(e)(i)	160,000	4,000,000

Total Preferred Stock (Cost $3,920,000)		4,000,000

	Share Quantity	Value ($)
Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(l)	42,889	1,287

Total Warrants (Cost $4,289)		1,287

Total Investments - 148.6%
(Cost of $368,355,139)		360,557,740
Other Assets & Liabilities, Net - 3.5%		8,427,941
Loan Outstanding - (52.1)%(m)(n)		(126,356,582)

Net Assets (Applicable to Common Shares) - 100.0%		242,629,099

See accompanying Notes to Schedule of Investments.  |  21

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2019 (unaudited)

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2019. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2019, the 1, 2, 3 and 6 month LIBOR rates were 2.40%, 2.33%, 2.32% and 2.20%, respectively, and the Prime lending rate was 5.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(g)	The issuer has filed for Chapter 11 bankruptcy protection as of March 10, 2019, as such, income is no longer being accrued.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $117,674,138, or 48.50% of net assets.

(j)	The issuer is in default of its payment obligations as of July 5, 2018, as such, income is no longer being accrued.
(k)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(l)	Non-income producing asset.
(m)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(n)	Principal of $126,500,000 less unamortized deferred financing costs of $143,418.
(o)	The issuer is in default of its payment obligations as of March 19, 2017, as such, income is no longer being accrued.
(p)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (j) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(q)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2019.

22  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

June 30, 2019 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $418,578,285 and $368,355,139, respectively)	$407,370,168	$360,557,740
Cash and cash equivalents	11,042,406	3,081,691
Interest receivable	1,879,259	2,803,084
Receivable for investment securities sold	23,507,009	28,974,050
Prepaid expenses	242,664	242,793

Total assets	444,041,506	395,659,358

Liabilities:

Borrowings under credit facility (principal $141,000,000 and $126,500,000, respectively, less unamortized deferred financing costs of $283,689 and $143,418, respectively) (Note 8)	140,716,311	126,356,582
Payable for investment securities purchased	39,216,464	25,838,291
Interest payable	231,637	126,893
Net unrealized depreciation on unfunded loan commitments (Note 9)	516,634	137,148
Distributions payable to common shareholders	44,738	32,201
Investment advisory fee payable	332,326	302,815
Other payables and accrued expenses due to affiliates	111,589	108,043
Other payables and accrued expenses	127,020	128,286

Total liabilities	181,296,719	153,030,259

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$262,744,787	$242,629,099

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,448	$275,624,904
Total accumulated loss	(33,863,661)	(32,995,805)

Net Assets (Applicable to Common Shareholders)	$262,744,787	$242,629,099

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$16.87	$16.77

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statement of Operations

For the Six Months Ended June 30, 2019 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$15,007,672	$14,030,907
Dividends	170,000	170,000

Total investment income	15,177,672	14,200,907

Expenses:

Investment advisory fee (Note 3)	2,003,245	1,820,039
Interest and commitment fee expense (Note 8)	2,419,523	2,149,106
Professional fees	135,897	137,411
Fund administration and accounting services (Note 3)	107,264	100,206
Administrative services of the Adviser (Note 3)	389,515	387,698
Insurance expense	156,343	156,343
Amortization of deferred financing costs (Note 8)	102,859	88,008
Board of Directors fees (Note 3)	71,039	71,039
Other operating expenses	53,784	57,432

Total expenses	5,439,469	4,967,282
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	5,439,469	4,967,282

Net Investment Income	9,738,203	9,233,625

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(1,003,331)	(701,707)
Net change in unrealized appreciation on investments and unfunded loan commitments (Note 9)	8,926,786	10,734,159

Net realized and unrealized gain/(loss) on investments	7,923,455	10,032,452

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$17,661,658	$19,266,077

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (unaudited)	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$9,738,203	$19,528,159
Net realized loss on investments	(1,003,331)	(10,329,855)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	8,926,786	(13,265,878)

Net increase/(decrease) in net assets from operations	17,661,658	(4,067,574)

Distributions to Common Shareholders

Total distributable earnings	(9,343,837)	(19,575,338)

Total distributions to common shareholders	(9,343,837)	(19,575,338)

Total increase/(decrease) in net assets	$8,317,821	$(23,642,912)

Net Assets Applicable to Common Shares

Beginning of period	254,426,966	278,069,878

End of period	$262,744,787	$254,426,966

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (unaudited)	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$9,233,625	$19,180,753
Net realized loss on investments	(701,707)	(4,191,263)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	10,734,159	(15,729,673)

Net increase/(decrease) in net assets from operations	19,266,077	(740,183)

Distributions to Common Shareholders

Total distributable earnings	(9,068,944)	(19,092,514)

Total distributions to common shareholders	(9,068,944)	(19,092,514)

Total increase/(decrease) in net assets	$10,197,133	$(19,832,697)

Net Assets Applicable to Common Shares

Beginning of period	232,431,966	252,264,663

End of period	$242,629,099	$232,431,966

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2019 (unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$17,661,658

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Used in Operating Activities:
Net realized loss on investments	1,003,331
Net change in unrealized appreciation on investments and unfunded loan commitments	(8,926,786)
Net amortization/(accretion) of premium/(discount)	(1,130,666)
Purchase of investment securities	(221,217,549)
Proceeds from disposition of investment securities and principal paydowns	210,122,914
Payment-in-kind interest	(163,919)
Amortization of deferred financing costs	102,859
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	151,518
Increase in prepaid expenses	(163,879)
Decrease in interest payable	(64,550)
Decrease in investment advisory fee payable	(9,609)
Increase in other payables and accrued expenses due to affiliates	111,589
Decrease in other payables and accrued expenses	(44,551)

Net cash flows used in operating activities	(2,567,640)

Cash Flows from Financing Activities:
Deferred financing cost	(307,970)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(9,392,246)

Net cash flows used in financing activities	(9,700,216)

Net Decrease in Cash and Cash Equivalents	(12,267,856)

Cash and cash equivalents, beginning of period	23,310,262

Cash and cash equivalents, end of period	$11,042,406

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$2,484,073

See accompanying Notes to Financial Statements.  |  27

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2019 (unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$19,266,077

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Used in Operating Activities:
Net realized loss on investments	701,707
Net change in unrealized appreciation on investments and unfunded loan commitments	(10,734,159)
Net amortization/(accretion) of premium/(discount)	(1,069,385)
Purchase of investment securities	(224,237,124)
Proceeds from disposition of investment securities and principal paydowns	215,961,568
Payment-in-kind interest	(78,538)
Amortization of deferred financing costs	88,008
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(412,132)
Increase in prepaid expenses	(163,880)
Decrease in interest payable	(49,977)
Decrease in investment advisory fee payable	(7,590)
Increase in other payables and accrued expenses due to affiliates	108,043
Decrease in other payables and accrued expenses	(52,486)

Net cash flows used in operating activities	(679,868)

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(9,094,836)

Net cash flows used in financing activities	(9,094,836)

Net Decrease in Cash and Cash Equivalents	(9,774,704)

Cash and cash equivalents, beginning of period	12,856,395

Cash and cash equivalents, end of period	$3,081,691

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$2,199,083

28  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2019 (unaudited)		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$16.34		$17.86	$18.07	$16.92	$18.30	$19.12

Income from Investment Operations:
Net investment income(a)	0.63		1.25	1.13	1.24	1.22	1.18
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.50		(1.51)	(0.18)	1.15	(1.37)	(0.75)
Distributions from net investment income to Series A Preferred Shareholders	—		—	—	—	—	(0.02)

Total from investment operations	1.13		(0.26)	0.95	2.39	(0.15)	0.41

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.60)		(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Total distributions paid to Common Shareholders	(0.60)		(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Net Asset Value, End of Period	$16.87		$16.34	$17.86	$18.07	$16.92	$18.30
Market Value, End of Period	$14.95		$14.39	$16.22	$17.40	$15.15	$16.63
Total return based on net asset value(b)	7.47	%(c)	(0.98)%	5.80%	15.33%	(0.52)%	2.63%
Total return based on market value(b)	8.15	%(c)	(3.98)%	(0.22)%	24.03%	(1.98)%	(1.48)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	4.14	%(d)	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net expenses to average net assets	4.14	%(d)	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net investment income to average net assets	7.55	%(d)	7.10%	6.24%	7.11%	6.71%	6.22	%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	—		—	—	—	—	6.13%
Supplemental Data:
Portfolio turnover rate	50.0	%(c)	122.4%	102.2%	109.5%	66.1%	80.0%
Net assets at end of period (000’s)	$262,745		$254,427	$278,070	$281,328	$263,438	$284,992
Senior Securities:
Principal loan outstanding (in 000’s)	$141,000		$141,000	$141,000	$141,000	$149,269	$149,269
Asset coverage per $1,000 of loan outstanding(f)	$2,863		$2,804	$2,972	$2,995	$2,765	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Net investment income ratio does not reflect payment to preferred shareholders.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  29

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2019 (unaudited)		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$16.07		$17.44	$17.18	$15.97	$18.21	$19.51

Income from Investment Operations:
Net investment income(a)	0.64		1.33	1.27	1.50	1.48	1.50
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.69		(1.38)	0.28	1.23	(2.16)	(1.14)

Total from investment operations	1.33		(0.05)	1.55	2.73	(0.68)	0.36

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.63)		(1.32)	(1.29)	(1.52)	(1.55)	(1.50)
Net realized gain on investments	—		—	—	—	(0.01)	(0.16)

Total distributions paid to Common Shareholders	(0.63)		(1.32)	(1.29)	(1.52)	(1.56)	(1.66)

Net Asset Value, End of Period	$16.77		$16.07	$17.44	$17.18	$15.97	$18.21
Market Value, End of Period	$14.75		$13.77	$15.75	$15.43	$13.89	$15.96
Total return based on net asset value(b)	8.89	%(c)	0.47%	9.87%	19.34%	(2.91)%	2.63%
Total return based on market value(b)	11.77	%(c)	(4.67)%	10.47%	23.24%	(3.65)%	(2.51)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	4.16	%(d)	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net expenses to average net assets	4.16	%(d)	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net investment income to average net assets	7.78	%(d)	7.65%	7.27%	9.20%	8.22%	7.63%
Supplemental Data:
Portfolio turnover rate	55.0	%(c)	130.9%	111.8%	111.6%	67.6%	78.7%
Net assets at end of period (000’s)	$242,629		$232,432	$252,265	$248,424	$230,995	$263,428
Senior Securities:
Principal loan outstanding (in 000’s)	$126,500		$126,500	$138,000	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(e)	$2,918		$2,837	$2,828	$2,800	$2,674	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

30  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

June 30, 2019 (unaudited)

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

Semi-Annual Report |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stock are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

The valuation techniques used by the Funds to measure fair value at June 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2019 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$11,042,406	$11,042,406	$—	$—
Senior Loans	371,820,638	—	357,360,677	14,459,961
Corporate Notes and Bonds	30,393,220	—	30,381,653	11,567
Common Stocks	1,153,788	—	852,440	301,348
Preferred Stock	4,000,000	—	—	4,000,000
Warrants	2,522	—	—	2,522
Unrealized appreciation on Unfunded Loan Commitments	1,830	—	1,830	—

Total Assets	$418,414,404	$11,042,406	$388,596,600	$18,775,398

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(518,464)	—	—	(518,464)

Total Liabilities	(518,464)	—	—	(518,464)

	$417,895,940	$11,042,406	$388,596,600	$18,256,934

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2019:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$12,903,157	$8,720,408	$3,066	$532,168	$3,644,993	$2,522	$—
Purchases, including capitalized PIK	4,031,329	4,031,329	—	—	—	—	—
Sales/Paydowns	(2,116,923)	(2,116,923)	—	—	—	—	—
Accretion/(amortization) of discounts/(premiums)	251,129	251,129	—	—	—	—	—
Net realized gain/(loss)	43,564	43,564	—	—	—	—	—
Change in net unrealized appreciation/(depreciation)	(775,433)	(389,657)	8,501	(230,820)	355,007	—	(518,464)
Transfers into Level 3	5,434,912	5,434,912	—	—	—	—	—
Transfers out of Level 3	(1,514,801)	(1,514,801)	—	—	—	—	—

Total Fair Value, end of period	$18,256,934	$14,459,961	$11,567	$301,348	$4,000,000	$2,522	$(518,464)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2019 was $(500,041).

Semi-Annual Report |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2019:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2019	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$9,979,213	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	4,436,466	Discounted Cash Flow(b)	Discount Rate(b)	28.9%

	—	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

	44,282	Recoverability(d)	Liquidation Proceeds(d)	$13.3m

Corporate Notes and Bonds	11,567	Recoverability(d)(e)(f)	Liquidation Proceeds(d)	$6.3m - $6.7m
			Estimated Transaction Value(e)	N/A
			Discount Rate(f)	2.12%

	—	Recoverability(d)	Liquidation Proceeds(d)	$0

Common Stocks	—	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

	—	Recoverability(d)	Liquidation Proceeds(d)	$13.3m

	84,710	Option Model(g)	Volatility(g)	30.2% - 33.5%

	216,638	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	4,000,000	Recoverability(e)	Estimated Transaction Value(e)	N/A

Warrants	2,522	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Unfunded Loan Commitments	(518,464)	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

Total Fair Value	$18,256,934

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)

The Fund utilized a recoverability approach to fair value these securities. The significant unobservable inputs used in the valuation model were EBITDA and enterprise value multiple. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a recoverability approach to fair value this security. The significant unobservable input used in the valuation model was an estimated transaction value. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)

The Fund utilized a recoverability approach to fair value this security. The significant unobservable input used in the valuation model was a discount rate. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(g)

The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

34  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Apollo Tactical Income Fund Inc.

	Total Fair Value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$3,081,691	$3,081,691	$—	$—
Senior Loans	240,153,905	—	226,031,608	14,122,297
Corporate Notes and Bonds	85,697,771	—	85,644,604	53,167
Structured Products	30,100,459	—	30,100,459	—
Common Stocks	604,318	—	434,842	169,476
Preferred Stock	4,000,000	—	—	4,000,000
Warrants	1,287	—	—	1,287
Unrealized appreciation on Unfunded Loan Commitments	1,830	—	1,830	—

Total Assets	$363,641,261	$3,081,691	$342,213,343	$18,346,227

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(138,978)	—	—	(138,978)

Total Liabilities	(138,978)	—	—	(138,978)

	$363,502,283	$3,081,691	$342,213,343	$18,207,249

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2019:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$12,247,797	$8,406,696	$14,095	$180,726	$3,644,993	$1,287	$—
Purchases, including capitalized PIK	3,957,320	3,957,320	—	—	—	—	—
Sales/Paydowns	(2,136,292)	(2,136,292)	—	—	—	—	—
Accretion/(amortization) of discounts/(premiums)	209,309	209,309	—	—	—	—	—
Net realized gain/(loss)	84,596	84,596	—	—	—	—	—
Change in net unrealized appreciation/(depreciation)	88,490	(155,361)	39,072	(11,250)	355,007	—	(138,978)
Transfers into Level 3	5,434,912	5,434,912	—	—	—	—	—
Transfers out of Level 3	(1,678,883)	(1,678,883)	—	—	—	—	—

Total Fair Value, end of period	$18,207,249	$14,122,297	$53,167	$169,476	$4,000,000	$1,287	$(138,978)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2019 was $(44,867).

Semi-Annual Report |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2019:

Apollo Tactical Income Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2019	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$9,979,213	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	4,095,199	Discounted Cash Flow(b)	Discount Rate(b)	28.9%

	—	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

	44,282	Recoverability(d)	Liquidation Proceeds(d)	$13.3m

	3,603	Discounted Cash Flow(b)	Discount Rate(b)	1.99%
		Recoverability(e)	Estimated Transaction Value(e)	N/A

Corporate Notes and Bonds	53,167	Recoverability(d)(e)(f)	Liquidation Proceeds(d)	$6.3m - $6.7m
			Estimated Transaction Value(e)	N/A
			Discount Rate(f)	2.12%

	—	Recoverability(d)	Liquidation Proceeds(d)	$0

Common Stocks	—	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

	—	Recoverability(d)	Liquidation Proceeds(d)	$13.3m

	78,194	Option Model(g)	Volatility(g)	30.2% - 33.5%

	91,282	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	4,000,000	Recoverability(e)	Estimated Transaction Value(e)	N/A

Warrants	1,287	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Unfunded Loan Commitments	(138,978)	Recoverability(c)(d)	EBITDA | EV Multiple(c) Liquidation Proceeds(d)	$3m | 2.1x $19.4m - $24.0m

Total Fair Value	$18,207,249

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)

The Fund utilized a recoverability approach to fair value these securities. The significant unobservable inputs used in the valuation model were EBITDA and enterprise value multiple. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a recoverability approach to fair value this security. The significant unobservable input used in the valuation model was an estimated transaction value. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)

The Fund utilized a recoverability approach to fair value this security. The significant unobservable input used in the valuation model was a discount rate. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(g)

The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

36  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of June 30, 2019, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2018, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2019 related to the 2018 tax year. No federal income tax provision or excise tax provision is required for the six months ended June 30, 2019.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2015 to 2018. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2015 to 2018.

Semi-Annual Report |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim period within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2019, the Adviser earned fees of $2,003,245 and $1,820,039 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2019, the Adviser provided services under these agreements totaling $389,515 and $387,698 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $48,500 and $48,500 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the six months ended June 30, 2019.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together “U.S. Bank”), effective March 1, 2019. Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAV, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator, effective March 1, 2019. Prior to March 1, 2019, The Bank of New York Mellon (“BNY Mellon”) provided certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. BNY Mellon also served as the Funds’ custodian. BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) served as the Funds’ transfer agent. U.S. Bank, AST, BNY Mellon, and BNYMIS provided services totaling $107,264 and $100,206 for AFT and AIF, respectively, for the six months ended June 30, 2019, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) of the Funds an annual retainer of $18,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the six months ended June 30, 2019 is $71,039 and $71,039 of expenses related to the Board for each of AFT and AIF, respectively.

Semi-Annual Report |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Note 4. Investment Transactions

For the six months ended June 30, 2019, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$206,694,838	$208,384,499
Apollo Tactical Income Fund Inc.	206,100,533	218,022,055

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the six months ended June 30, 2019, the Funds did not engage in any Cross-Trade activities.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on

Semi-Annual Report |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	15,573,061	$296,608,448	15,573,061	$296,699,291
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(90,843)

Common shares outstanding, end of the period	15,573,061	$296,608,448	15,573,061	$296,608,448

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of the period	14,464,026	$275,624,904	14,464,026	$275,624,904

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Dividends declared on common shares with a record date of January 1, 2019 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.100	$1,557,306	$1,557,306	—
January 24, 2019	February 5, 2019	February 6, 2019	February 20, 2019	$0.100	$1,557,306	$1,557,306	—
February 14, 2019	March 15, 2019	March 18, 2019	March 29, 2019	$0.100	$1,557,306	$1,557,306	—
April 5, 2019	April 15, 2019	April 16, 2019	April 30, 2019	$0.100	$1,557,306	$1,557,306	—
May 1, 2019	May 16, 2019	May 17, 2019	May 31, 2019	$0.100	$1,557,306	$1,557,306	—
June 6, 2019	June 14, 2019	June 17, 2019	June 28, 2019	$0.100	$1,557,306	$1,557,306	—
July 5, 2019*	July 17, 2019	July 18, 2019	July 31, 2019	$0.100	$1,557,306	$1,557,306	—
August 6, 2019*	August 16, 2019	August 19, 2019	August 30, 2019	$0.100
* Declared subsequent to June 30, 2019

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.107	$1,547,651	$1,547,651	—
January 24, 2019	February 5, 2019	February 6, 2019	February 20, 2019	$0.107	$1,547,651	$1,547,651	—
February 14, 2019	March 15, 2019	March 18, 2019	March 29, 2019	$0.107	$1,547,651	$1,547,651	—
April 5, 2019	April 15, 2019	April 16, 2019	April 30, 2019	$0.104	$1,504,259	$1,504,259	—
May 1, 2019	May 16, 2019	May 17, 2019	May 31, 2019	$0.102	$1,475,331	$1,475,331	—
June 6, 2019	June 14, 2019	June 17, 2019	June 28, 2019	$0.100	$1,446,403	$1,446,403	—
July 5, 2019*	July 17, 2019	July 18, 2019	July 31, 2019	$0.100	$1,446,403	$1,446,403	—
August 6, 2019*	August 16, 2019	August 19, 2019	August 30, 2019	$0.100
* Declared subsequent to June 30, 2019

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

The tax character of distributions paid by AFT during the fiscal year ended December 31, 2018 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions paid from Ordinary Income:*	2018

Common Shareholders	$19,575,338

Total Distributions	$19,575,338

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year ended December 31, 2018 was as follows:

Apollo Tactical Income Fund Inc.

Distributions paid from Ordinary Income:*	2018

Common Shareholders	$19,092,514

Total Distributions	$19,092,514

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Semi-Annual Report |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

As of December 31, 2018, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$338,987	$—	$(21,335,191)	$(21,185,278)
Apollo Tactical Income Fund Inc.	488,394	—	(20,381,786)	(23,299,546)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2018, short-term and long-term capital loss carryforwards totaled $1,579,438 and $19,605,840, respectively, for AFT and $544,300 and $22,755,246, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2019 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$419,549,890	$369,200,888

Unrealized appreciation	$3,084,960	$4,498,701
Unrealized depreciation	(15,264,682)	(13,141,849)

Net unrealized appreciation/(depreciation)*	$(12,179,722)	$(8,643,148)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On March 1, 2019, AFT entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on March 1, 2021. Under the terms of the Amended Credit Facility, AFT may borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AFT has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of June 30, 2019, AFT has $141,000,000 of principal outstanding under the Amended Credit Facility.

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Prior to March 1, 2019, AFT had entered into a $150,000,000 credit facility (the “Prior Credit Facility”) with SMBC as lender. Borrowings under this facility bore interest at a rate of LIBOR plus 1.05%. Under the terms of the Prior Credit Facility, AFT could borrow a single term loan not to exceed $112,500,000 (the “Prior Term Loan”) and could borrow up to an additional $37,500,000 on a revolving basis (the “Prior Revolving Loan”). AFT had granted a security interest in substantially all of its assets in the event of default under the Prior Credit Facility. The unused portion of the Prior Revolving Loan was subject to a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments.

For the six months ended June 30, 2019, the average daily principal loan balance outstanding was $141,000,000, the weighted average annual interest rate was 3.46% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $2,417,311.

The fair value of AFT’s borrowings under the Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2019, AFT was not aware of any instances of non-compliance related to the Amended Credit Facility.

In connection with AFT’s entry into the Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 20, 2018, AIF entered into a $133,000,000 credit facility (the “Credit Facility”) with SMBC as lender. Under the terms of the Credit Facility, AIF may borrow a single term loan not to exceed $125,000,000 (the “Term Loan”) and may borrow up to an additional $8,000,000 on a revolving basis (the “Revolving Loans”). AIF has granted a security interest in substantially all of its assets in the event of default under the Credit Facility. AIF may borrow on a revolving basis until April 20, 2020, at which time any loans outstanding under the Credit Facility must be repaid in full. The Fund pays SMBC a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments. As of June 30, 2019, $6,500,000 of the available revolving credit remains undrawn. As of June 30, 2019, AIF has $126,500,000 principal outstanding under the Credit Facility, which is comprised of a Term Loan of $125,000,000 and Revolving Loans totaling $1,500,000, all of which bear interest at a rate of LIBOR plus 0.90%.

For the six months ended June 30, 2019, the average daily principal loan balance outstanding was $126,500,000, the weighted average annual interest rate was 3.42% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $2,144,177.

The fair value of AIF’s borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2019, AIF was not aware of any instances of non-compliance related to the Credit Facility.

In connection with AIF’s entry into the Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Semi-Annual Report |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Note 9. General Commitments and Contingencies

As of June 30, 2019, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Allied Universal Holdco, LLC	$243,961	$243,961
Charming Charlie, LLC Delayed Draw Term Loan*	263,440	79,389
Charming Charlie, LLC Vendor Payment Revolving Loan	309,929	93,398
Zayo Group Holdings, LLC Backstop Term Loan	2,745,037	2,553,523
Zayo Group Holdings, LLC Bridge Term Loan**	1,347,254	—

Total unfunded loan commitments	$4,909,621	$2,970,271

* On July 8, 2019 the loan commitment was fully funded.

** The loan commitment was held in AFT only.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the six months ended June 30, 2019, AFT and AIF recorded a net change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $(490,389) and $(137,148), respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

46  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

June 30, 2019 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

European Risk

The Funds may invest a portion of their assets in credit instruments issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). Concerns regarding the sovereign debt of various Eurozone countries

Semi-Annual Report |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2019 (unaudited)

and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Funds in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Funds. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Funds. The uncertainty in the wake of the UK’s “Brexit” referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Funds. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Funds.

Approval of the Investment Advisory and Management Agreements for AFT and AIF

At a meeting of the Boards of Directors (together, the “Board” or the “Directors”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”) held on February 13, 2019, the Directors met in person to consider the approval of the Investment Advisory and Management Agreement between AFT and Apollo Credit Management, LLC (the “Adviser”) and the Investment Advisory and Management Agreement between AIF and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”) for an additional one-year term. While the meetings occurred at the same time, the Directors considered each Advisory Agreement separately.

The Board has the responsibility under the Investment Company Act of 1940, as amended (the “1940 Act”), to approve annual renewal of each Fund’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. The Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one.

In preparation for their review of the Advisory Agreements, all of the Directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of the Funds present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreements, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to each Fund by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the operation of each Fund; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act. The Board also reviewed information prepared by Strategic Insight, a third party service provider, which included information in respect of each Fund comparing (1) the Fund’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”) and (2) the Fund’s contractual and net management fees and total net expenses with those of its Peer Group and Morningstar Category.

Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding each Fund’s operations, expenses and performance periodically throughout the year.

48  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2019 (unaudited)

The nature, extent and quality of services provided by the Adviser. Representatives of the Adviser discussed the nature, extent and quality of the services provided by the Adviser to each Fund, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of each Advisory Agreement and the Adviser’s responsibilities with respect to each Fund.

Investment performance of the Funds and the Adviser. Representatives of the Adviser reviewed with the Board the performance of each Fund. Fund management discussed each Fund’s stock price, and its yield. Representatives of the Adviser compared each Fund’s yield (based on the ratio of net investment income to average net assets) to the average yield of certain of its peer funds identified by the Adviser for each calendar year since the Fund’s inception. Fund management then discussed each Fund’s investment performance as compared to the performance of relevant reference indexes (the “Benchmarks”) for various periods.

On a net asset value basis, AFT underperformed the Benchmarks for the one-year period ended December 31, 2018 and outperformed the Benchmarks for the periods from inception to each of the years ended December 31, 2012-18, and underperformed the Benchmarks for the period from inception to December 31, 2011. On a net asset value basis, AIF outperformed one Benchmark and underperformed the other Benchmark for the one-year period ended December 31, 2018 and outperformed the Benchmarks for the periods from inception to each of the years ended December 31, 2013-18. On a market value basis, AFT underperformed the Benchmarks for the one-year period ended December 31, 2018, underperformed the Benchmarks for the periods from inception to each of the years ended December 31, 2011-15 and 2018, outperformed one Benchmark and underperformed the other Benchmark for the period from inception to December 31, 2017 and outperformed the Benchmarks for the period from inception to December 31, 2016. On a market value basis, AIF underperformed the Benchmarks for the one-year period ended December 31, 2018 and for the periods from inception to each of the years ended December 31, 2013-16 and 2018 and outperformed the Benchmarks for the period from inception to the year ended December 31, 2017.

Representatives of the Adviser next reviewed each Fund’s investment performance as compared to that of its Peer Group and Morningstar Category for various annual periods ended December 31, 2018. Each Fund ranked above the medians of its Peer Group and Morningstar Category for the various annual periods, except that AFT ranked below the median of its Morningstar Category for the one- and three-year periods.

Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds. The Directors received information from the Adviser regarding the profitability of each Fund to the Adviser and its affiliate and the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating profitability. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with the Funds. It was noted that each Fund has entered into an Administrative Services and Reimbursement Agreement with the Adviser pursuant to which the Adviser provides the Fund with certain personnel and services not otherwise provided under the relevant Advisory Agreement, which services are required for the operations of the Fund, and the Fund generally reimburses the Adviser on an at cost basis for such services.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Directors considered the extent to which economies of scale are relevant for the Funds. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that an investment objective of each Fund is to seek current income and that much of each Fund’s realized income is expected to be distributed to its shareholders through monthly dividends.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Board discussed the net management fee and net expense ratio comparisons set forth in the Strategic Insight report with representatives of the Adviser. For each Fund,

Semi-Annual Report |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2019 (unaudited)

the Fund’s contractual management fee was within the range of those of its Peer Group funds. Each Fund’s net total expense ratio at both managed and common asset levels ranked in the fourth quartile of its Peer Group and Morningstar Category. In considering the comparison of services rendered to and fees paid by each Fund to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of each Fund and the fact that the relevant comparison funds may have investment strategies, restrictions and leverage different from those of the Fund. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates are comparable to either Fund with respect to investment strategies.

Conclusion. After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve each Advisory Agreement for an additional one-year term.

Shareholder Meeting Results

On May 21, 2019, AFT held its Annual Meeting of Shareholders for the election of Directors. The proposal was approved by AFT’s shareholders and the results of the voting are as follows:

Name	For	Withheld

Glenn N. Marchak	13,637,181	894,998
Todd J. Slotkin	13,625,572	906,607

On May 21, 2019, AIF held its Annual Meeting of Shareholders for the election of Directors. The proposal was approved by AIF’s shareholders and the results of the voting are as follows:

Name	For	Withheld

Glenn N. Marchak	10,410,576	3,029,755
Todd J. Slotkin	10,410,576	3,029,755

Robert L. Borden, Barry Cohen, Carl J. Rickertsen, and Elliot Stein, Jr. continue to serve in their capacities as Directors of the Funds.

50  |  Semi-Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2019 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report |  51

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Opt-Out Notice. We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling us at 1-877-864-4834; or
•	Writing us at the following address:

Apollo Global Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 43rd Floor, New York, New York 10019

Attn: Cindy Z. Michel

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write to us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

Semi-Annual Report  |  52

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

06/30/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Tactical Income Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	8/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	8/19/2019

By (Signature and Title)	/s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date	8/19/2019